UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2005
Date of Report (Date of earliest event reported)

ENCORE CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-26047	65-0609891
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 610, 375 Water Street
Vancouver, BC Canada	V6B 5C6
(Address of principal executive offices)	(Zip Code)

(604) 801-5566
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On April 19, 2005, the Board of Directors of Encore Clean Energy, Inc. (the “Company”) concluded in consultation with the Company’s independent accountant that the Company’s audited financial statements for its 2003 fiscal year should no longer be relied upon due to errors contained in those financial statements and that those financial statements should be restated. These errors were related to a failure to account for a consulting contract that became effective in the fourth quarter of the Company’s 2003 fiscal year. After concluding that its audited financial statements for the 2003 fiscal year should be restated, the Company needed to determine, in consultation with its independent accountants and legal advisors, whether additional financial statements issued by the Company should be restated, the exact nature of what those restatements should be, and how the Company should proceed. On May 11, 2005, the Company reached a final determination that the following financial statements should be restated as set out below:

(a)	Consolidated audited financial statements for the year ended December 31, 2003 included in the Company’s Form 10-KSB filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2004.

The restatement of these financial statements has resulted in an increase in the Company’s notes payable as reported in its Consolidated Balance Sheet at December 31, 2003 in the amount of $140,000 and a corresponding increase in consulting expenses as reported in its Consolidated Statement of Operations for the year ended December 31, 2003 of the same amount. Total stockholders’ deficit was restated from $(528,358) to $(668,358) and net loss was restated from $(773,163) to $(913,163). Net loss per common share, basic and diluted was restated from $(0.22) to $(0.26).

(b)	Consolidated unaudited financial statements for the interim period ended March 31, 2004 included in the Company’s Form 10-QSB filed with the SEC on June 17, 2004.

The restatement of these financial statements has resulted in an increase in the Company’s notes payable as reported in its Consolidated Balance Sheet at March 31, 2004 in the amount of $60,000 and a corresponding increase in consulting expenses as reported in its Consolidated Statement of Operations for the period ended March 31, 2004 of the same amount. Total stockholders’ deficit was restated from $(465,183) to $(665,183) and net loss was restated from $(248,586) to $(308,586). Net loss per common share, basic and diluted was restated from $(0.00) to $(0.02).

(c)	Consolidated unaudited financial statements for the interim period ended June 30, 2004 included in the Company’s Form 10-QSB filed with the SEC on August 13, 2004.

The restatement of these financial statements has resulted in an increase in the Company’s notes payable as reported in its Consolidated Balance Sheet at June 30, 2004 in the amount of $120,000 and a corresponding increase in consulting expenses as reported in its Consolidated Statement of Operations for the period ended June 30, 2004 of the same amount. Total stockholders’ deficit was restated from $(650,104) to $(910,104) and net loss was restated from $(450,026) to $(570,026). Net loss per common share, basic and diluted did not change.

(d)	Consolidated unaudited financial statements for the interim period ended September 30, 2004 included in the Company’s Form 10-QSB filed with the SEC on November 24 2004.

The restatement of these financial statements has resulted in an increase in the Company’s notes payable as reported in its Consolidated Balance Sheet at September 30, 2004 in the amount of $180,000 and a corresponding increase in consulting expenses as reported in its Consolidated Statement of Operations for the period ended September 30, 2004 of the same amount. Total stockholders’ deficit was restated from $(877,731) to $(1,197,731) and net loss was restated from $(641,698) to $(821,698). Net loss per common share, basic and diluted was restated from $(0.05) to $(0.06).

On May 13, 2005, the Company issued a press release announcing its decision the restate the financial statements described in this report. A copy of the press release is attached to this report as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 13, 2005.

99.2	Restated Audited Financial Statements for Encore Clean Energy, Inc. for the year ended December 31, 2003.

99.3	Restated Unaudited Financial Statements for Encore Clean Energy, Inc. for the interim period ended March 31, 2004.

99.4	Restated Unaudited Financial Statements for Encore Clean Energy, Inc. for the interim period ended June 30, 2004.

99.5	Restated Unaudited Financial Statements for Encore Clean Energy, Inc. for the interim period ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CLEAN ENERGY, INC.

Date: May 13, 2005
	By:	/s/ Daniel B. Hunter
DANIEL B. HUNTER
President, Chief Executive Officer
and Chief Financial Officer